UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2008

BANKUNITED FINANCIAL
CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-13921	65-0377773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
255 Alhambra Circle	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 569-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On August 8, 2008, BankUnited Financial Corporation issued a press release relating to its financial results for the third fiscal quarter ended June 30, 2008. A copy of the press release is attached as Exhibit 99.1. In connection with the release the Company also made available its Third Fiscal Quarter 2008 Financial Results Presentation which is attached as Exhibit 99.2.

The information included in the press release and the second quarter presentation is deemed to be “furnished” under the Securities Exchange Act of 1934, as amended. Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, made after the date hereof, the information contained herein shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits.

(d)

99.1   Press Release of BankUnited Financial Corporation dated August 8, 2008.

99.2   Second Fiscal Quarter 2008 Financial Results Presentation dated August 8, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKUNITED FINANCIAL
CORPORATION

		By:	/s/ HUMBERTO L. LOPEZ
		Name:	Humberto L. Lopez
		Title:	Senior Executive Vice President
and Chief Financial Officer
Dated:	August 8, 2008

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description
99.1	Press Release issued by BankUnited Financial Corporation on August 8, 2008.

99.2	Second Fiscal Quarter 2008 Financial Results Presentation dated August 8, 2008.